                                                                    EXHIBIT 99.3



                                                                  EXECUTION COPY



                                VOTING AGREEMENT

        AGREEMENT, dated as of January 16, 2001 between NetIQ Corporation, a Delaware corporation ("BUYER"), and Elijahu Shapira, W. Glen Boyd (each, a "FOUNDER") and Michael Burmeister-Brown ("BROWN"). Each of the Founders and Brown are referred to individually herein as a "SHAREHOLDER" and together as the "SHAREHOLDERS".

        WHEREAS, in order to induce Buyer and North Acquisition Corporation, an Oregon corporation, to enter into an Agreement and Plan of Merger, dated as of the date hereof (the "MERGER AGREEMENT"), with WebTrends Corporation, an Oregon corporation (the "COMPANY"), Buyer has requested Shareholders, and each Shareholder has agreed, to enter into this Agreement with respect to all shares of common stock, no par value per share, of the Company that Shareholder beneficially now owns or may hereafter acquire prior to the termination of this Agreement (the "SHARES").

        NOW, THEREFORE, the parties hereto agree as follows:


                                    ARTICLE 1
                        GRANT OF PROXY; VOTING AGREEMENT

        SECTION 1.01. Voting Agreement. Each Shareholder hereby agrees to vote all Shares that Shareholder is entitled to vote at the time of any vote to approve and adopt the Merger Agreement, the Merger and all agreements related to the Merger and any actions related thereto (the "Company Approval Matters") at any meeting of the shareholders of the Company, and at any adjournment thereof, at which such Merger Agreement and other related agreements (or any amended version thereof), or such other actions, are submitted for the consideration and vote of the shareholders of the Company. Each Shareholder hereby agrees that it will vote any Shares in such manner as Buyer may direct with respect to all other proposals submitted to the Company's Shareholders that relates to the Company Approval Matters. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit or restrict any Shareholder from acting in such Shareholder's capacity as a director or officer of the Company (it being understood that this Agreement shall apply to Shareholder solely in Shareholder's capacity as a Shareholder of the Company) or voting in such Shareholder's sole discretion on any matter other than those matters referred to in this Section 1.01.

        SECTION 1.02. Irrevocable Proxy. Each Shareholder hereby revokes any and all previous proxies granted with respect to the Shares. By entering into this Agreement, each Shareholder hereby grants a proxy appointing Buyer as the Shareholder's attorney-in-fact and proxy, with full power of substitution, for and in the Shareholder's name, to vote, express consent, or otherwise to utilize such voting power with respect to the Shares, solely for the purposes and in the circumstances described in the first two sentences of Section 1.01 above. The proxy granted by each Shareholder pursuant to this Article 1 is irrevocable and is granted in consideration of Buyer entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses, provided, however, that the proxy granted by this Article 1 shall be automatically revoked to the extent necessary to comply with paragraph (f) of Rule 144 under the Securities Act of 1933 or the rules of the Nasdaq Stock Market in connection with Permitted Sales, as set forth below, but only with respect to Shares sold in such Permitted Sales. The proxy granted by each Shareholder shall be revoked upon termination of this Agreement in accordance with its terms.


                                    ARTICLE 2
                 REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

        Each Shareholder severally represents and warrants to Buyer, solely with respect to such Shareholder, that:

        SECTION 2.01. Authorization. If a Shareholder is married and the Shares set forth on the signature page hereto opposite such Shareholder's name constitute community property under applicable laws, this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, such Shareholder's spouse. If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement.

        SECTION 2.02. Non-Contravention. The execution, delivery and performance by each Shareholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any applicable law, rule, regulation, judgment, injunction, order or decree, (ii) require any consent or other action by any Person under any agreement or other instrument binding on Shareholder or (iii) result in the imposition of any Lien on the shares beneficially owned by such Shareholder.



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

        SECTION 2.03. Ownership of Shares. Each Shareholder is the record and beneficial owner of the Shares, free and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote or otherwise dispose of the Shares). None of the Shares is subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares.

        SECTION 2.04. Total Shares. Except for the Shares set forth on the signature page hereto, each Shareholder does not beneficially own any (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options or other rights to acquire from the Company any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company. The shares of common stock of the Company owned or held of record as of the date hereof by trusts or foundations created by Shareholder shall be deemed not beneficially owned by Shareholder and may be excluded from the Shares set forth on the signature page hereto.

        SECTION 2.05. Finder's Fees. No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Buyer or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of any Shareholder.


                                    ARTICLE 3
                     REPRESENTATIONS AND WARRANTIES OF BUYER

        Buyer represents and warrants to each Shareholder:

        SECTION 3.01. Corporate Authorization. The execution, delivery and performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby are within the corporate powers of Buyer and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding Agreement of Buyer.

        SECTION 3.02. Non-Contravention. The execution, delivery and performance by Buyer of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any applicable law, rule, regulation, judgment, injunction, order or decree or (ii) require any consent or other action by any Person under any provision of any agreement or other instrument binding on Buyer.



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

                                    ARTICLE 4
                            COVENANTS OF SHAREHOLDER

        Shareholder hereby covenants and agrees that:

        SECTION 4.01. No Proxies for or Encumbrances on Shares. Except pursuant to the terms of this Agreement, each Shareholder shall not, without the prior written consent of Buyer, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares or (ii) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any Shares during the term of this Agreement, provided, however, that from and after the date 48 hours after the filing of the initial Registration Statement on Form S-4 to be filed by Buyer in connection with the Merger through and until the closing of the Merger, (i) each Founder may sell up to 300,000 Shares and (ii) Brown may sell up to 64,000 shares, provided further all sales made pursuant to the foregoing proviso ("PERMITTED SALES") be made in compliance with and in reliance upon Rule 144 under the Securities Act of 1933. Notwithstanding the foregoing, Shares may be transferred (i) by a Shareholder to a family member or a trust for the benefit of such Shareholder or such Shareholder's family member or (ii) pursuant to such Shareholder's will or the laws of interstate succession, provided the recipients of the Shares agree in writing with Buyer to be bound by the terms and conditions of this Agreement.

        SECTION 4.02. Appraisal Rights. Each Shareholder agrees not to exercise any rights (including, without limitation, under Section 60.587 of Oregon Law) to demand appraisal of any Shares which may arise with respect to the Merger.

        SECTION 4.03. Other Offers. Each Shareholder hereby agrees to be bound by the restrictions set forth in Section 6.03 of the Merger Agreement.


                                    ARTICLE 5
                                  MISCELLANEOUS

        SECTION 5.01. Additional Documents. Buyer and each Shareholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments necessary, proper or advisable under applicable laws and regulations, to carry out the intent of this Agreement.

        SECTION 5.02. Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall terminate upon the earlier of the Effective Time and the termination of the Merger Agreement in accordance with its terms.

        SECTION 5.03. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto, except that Buyer may transfer or assign its rights and obligations to any wholly-owned subsidiary of Buyer. The Shareholders shall not be required to assign their obligations hereunder to transferees in Permitted Sales (nor shall such transferees be obligated to assume such obligations).

        SECTION 5.04. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware.

        SECTION 5.05. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

        SECTION 5.06. Severability. If any term, provision or covenant of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        SECTION 5.07. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement is not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedy to which they are entitled at law or in equity.

        SECTION 5.08. Capitalized Terms. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement.



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

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                        NETIQ CORPORATION



                                        By: /s/ Ching-Fa Hwang
                                            ------------------------------------
                                            Name:  Ching-Fa Hwang
                                            Title: Chief Executive Officer

                                       ELIJAHU SHAPIRA



                                        /s/ Elijahu Shapira
                                        ----------------------------------------



   Class of         Shares
    Stock           Owned
   --------        --------
   Common          3,680,500

                                        W. GLEN BOYD



                                        /s/ W. Glen Boyd
                                        ----------------------------------------



   Class of         Shares
    Stock           Owned
   --------        --------
   Common          3,680,500

                                        MICHAEL BURMEISTER-BROWN



                                        /s/ Michael Burmeister-Brown
                                        ----------------------------------------



   Class of         Shares
    Stock           Owned
   --------        --------
   Common          536,054

                           CROSS-REFERENCE TARGET LIST

   NOTE: DUE TO THE NUMBER OF TARGETS SOME TARGET NAMES MAY NOT APPEAR IN THE
                             TARGET PULL-DOWN LIST.
   (This list is for the use of the wordprocessor only, is not a part of this document and may be discarded.)

ARTICLE/SECTION                                                    TARGET NAME
---------------                                                    -----------
1....................................................................grant.proxy
1.01..................................................................voting.agt
1.02...............................................................irrevoc.proxy
?.....................................................................agt.tender

2................................................................rep.war.stkhldr
2.01...................................................................autho.stk
2.02..................................................................stk.noncon
2.03.................................................................own.shr.stk
2.04............................................................stk.total.shares
2.05................................................................stk.find.fee

3....................................................................rep.war.buy
3.01...................................................................buy.autho

4....................................................................cov.stkhldr
4.01..............................................................stk.no.proxies
?...............................................................stk.other.offers
4.02................................................................stk.appr.rts

5.......................................................................misc.art
?....................................................................furth.assur
5.02..................................................................amend.term
?.......................................................................expenses
5.03................................................................succ.assigns
5.04.....................................................................gov.law
5.05..............................................................counter.effect
5.06................................................................severability
5.07...............................................................specific.perf
5.08...................................................................cap.terms